Exhibit 10.2.14

                   AMENDMENT NO. 14 TO EMPLOYMENT CONTRACT

     AGREED, as of the 16th day of June 2005, between the Federal Agricultural Mortgage Corporation (FAMC) and Henry D. Edelman (you), that the existing employment contract between the parties hereto, dated May 5, 1989, as amended by Employment Agreement Amendment No. 1 dated January 10, 1991, Amendment to
Employment Agreement dated as of June 1, 1993, Amendment No. 3 to Employment Contract dated as of June 1, 1994, Amendment No. 4 to Employment Contract dated as of February 8, 1996, Amendment No. 5 to Employment Contract dated as of June 13, 1996, Amendment No. 6 to Employment Contract dated as of August 7, 1997, Amendment No. 7 to Employment Contract dated as of June 4, 1998, Amendment No. 8 to Employment Contract dated as of June 3, 1999, Amendment No. 9 to Employment Contract dated as of June 1, 2000, Amendment No. 10 to Employment Contract dated as of June 7, 2001, Amendment No. 11 to Employment Contract dated as of June 6, 2002, Amendment No. 12 to Employment Contract dated as of June 5, 2003, and Amendment No. 13 to Employment Contract dated as of August 3, 2004 (collectively, the Agreement), be and hereby is amended as follows:

     Sections 1, 4 (a) and 9 (a) (iii) of the Agreement are replaced in their entirety with the following new sections:

     1. Term. The Term of this Agreement shall continue until June 1, 2010 or any earlier effective date of termination pursuant to Paragraph 9 hereof (the "Term").

     4 (a). Base Salary. As of July 1, 2005, you will be paid a base salary (the Base Salary) during the Term of Five Hundred Fourteen Thousand One Hundred Dollars ($514,100) per year, payable in arrears on a bi-weekly basis; and

     9 (a) (iii). Farmer Mac may terminate the employment of the Employee without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2010 or two years from the date of notice of such termination.

     As amended hereby, the Agreement remains in full force and effect.

Federal Agricultural Mortgage Corporation            Employee


By:     /s/ Fred L. Dailey                            /s/ Henry D. Edelman
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   Chairman of the Board